UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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OMNIALUO, INC.
(Name of Registrant as Specified In Its Charter)
_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 30, 2008
Dear Stockholder:

On behalf of the Board of Directors of OmniaLuo, Inc. (the “Company”), I invite you to attend our 2008 Annual Meeting of Stockholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held:

At:	The offices of Thelen Reid Brown Raysman & Steiner LLP, 875 Third Avenue, New York, New York 10022

On:	May 23, 2008

Time:	10:00 a.m., local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement and a copy of our 2007 Annual Report on Form 10-KSB accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities. You will also have an opportunity to communicate with many of our directors and certain key executives.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, the ratification of the appointment of the Company’s accountants, the approval of the Company’s 2008 Equity Incentive Plan and consideration of any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is exercised. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in OmniaLuo, Inc. We look forward to seeing you at our Annual Meeting.

If you have any questions about the Proxy Statement, please contact Xiaomei Liu, Chief Financial Officer, OmniaLuo, Inc., Room 101, Building E6, Huaqiaocheng East Industrial Park, Nanshan District, Shenzhen, 518053 The People’s Republic of China. Our telephone number is +86 (755) 8245-1808.

Sincerely,

/s/ Zheng Luo
Zheng Luo

Chief Executive Officer

OMNIALUO, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 23, 2008

To the Stockholders of OmniaLuo, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of OmniaLuo, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, May 23, 2008 at 10:00 a.m., local time, at the offices of Thelen Reid Brown Raysman & Steiner LLP, 875 Third Avenue, New York, New York 10022 for the following purposes:

1.
To elect seven persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the selection by the Board of PKF Hong Kong as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008;

3.	To approve the Company’s 2008 Equity Incentive Plan; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Only stockholders of record at the close of business on April 25, 2008 are entitled to notice and to vote at the Annual Meeting and any adjournment or adjournments thereof.

You are cordially invited to attend the Annual Meeting.

A Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this Notice.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly by completing, signing and returning the accompanying proxy. You do not need to affix postage to the enclosed reply envelope if you mail it within the United States. If you attend the Annual Meeting, you may withdraw your proxy and vote your shares personally.

If your shares are not registered in your own name and you would like to attend the Annual Meeting, please ask the broker, trust, bank, or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the Annual Meeting.

By Order of the Board of Directors,

/s/ Zheng Luo
Chief Executive Officer

April 30, 2008

OMNIALUO, INC.
Room 101, Building E6, Huaqiaocheng
East Industrial Park, Nanshan District
Shenzhen 518053
The People’s Republic of China

__________

PROXY STATEMENT
__________

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of OmniaLuo, Inc., a Delaware corporation (the “Company,” “OmniaLuo” or “we”), for the 2008 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting is to be held at 10:00 a.m., local time, on Tuesday, May 23, 2008, and at any adjournment or adjournments thereof, at the offices of Thelen Reid Brown Raysman & Steiner LLP, 875 Third Avenue, New York, New York 10022.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to stockholders is May 1, 2008.

The purposes of the Annual Meeting are to seek stockholder approval of three proposals: (i) electing seven (7) directors to the Board, (ii) ratifying the appointment of the Company’s accountants for fiscal year 2008, and (iii) approving the Company’s 2008 Equity Incentive Plan.

Who May Vote

Only stockholders of record of our common stock, $.01 par value (the “Common Stock”), as of the close of business on April 25, 2008 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, during office hours, at the executive offices of the Company, Room 101, Building E6, Huaqiaocheng East Industrial Park, Nanshan District, Shenzhen, 518053 The People’s Republic of China, by contacting Xiaomei Luo, the Chief Financial Officer of the Company.

The presence at the Annual Meeting of the holders of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Abstentions, votes withheld and broker “non-votes” are included for the purpose of determining whether a quorum of shares is present at the Annual Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the date of this Proxy Statement, we had issued and outstanding 22,840,000 shares of Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Annual Meeting, except that with respect to electing directors, each holder is entitled to vote the number of shares owned by him for as many persons as there are directors to be elected. No other class of voting securities was then outstanding.

Voting Your Proxy

•	You may vote by completing and signing the proxy card and mailing it in the enclosed postage-paid envelope.

If your shares are held through a broker, trust, bank or other nominee, you should refer to information forwarded to you by such holder of record for your voting options.

The shares represented by any proxy duly given will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein, FOR ratification of PKF Hong Kong (“PKF”) as the Company’s independent registered public accounting firm and FOR the approval of the 2008 Equity Incentive Plan. In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters. Under Proposal 1 (Election of Directors), the seven candidates for election as directors at the Annual Meeting are elected by a plurality of the votes cast in person or by proxy. Proposal 2 (Ratification of Selection of Independent Auditors) requires a majority of the votes cast in person or by proxy at the Annual Meeting for approval. Proposal 3 (Approval of 2008 Equity Incentive Plan) requires a majority of the votes cast in person or by proxy at the Annual Meeting for approval.

Shares held by holders who abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on the proposals presented in this Proxy Statement.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the Annual Meeting will not revoke a proxy. Such revocation may be effected in writing by execution of a subsequently dated proxy or by a written notice of revocation, in each case sent to the attention of the Chief Executive Officer at the address of our principal office set forth above in the Notice to this Proxy Statement, or by your attendance and voting in person at the Annual Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Annual Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s Proxy Statement and 2007 Annual Report on Form 10-KSB for the 2008 Annual Meeting of Stockholders will be delivered to an address where two or more stockholders reside unless we have received contrary instructions from a stockholder at the address. A separate proxy card will be delivered to each stockholder at the shared address.

If you are a stockholder who lives at a shared address and you would like additional copies of the 2007 Annual Report on Form 10-KSB, this Proxy Statement, or any future annual reports or proxy statements, contact Thelen Reid Brown Raysman & Steiner LLP, 875 Third Avenue, New York, New York 10022, Attn: Christa Von Latta, Esq., and we will promptly mail you copies. If you are a stockholder who lives at a shared address to which multiple copies of the 2007 Annual Report on Form 10-KSB or this Proxy Statement have been delivered, and you would like to receive only one copy of such materials in the future, contact Thelen Reid Brown Raysman & Steiner LLP at the above address.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors have any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the Board and any director may receive awards under the 2008 Equity Incentive Plan.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors (the “Board”) is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and committee meetings, by reviewing analyses and reports, and through discussions with the Chairwoman and other officers.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Annual Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The seven nominees for election as directors are uncontested. Each holder is entitled to vote the number of shares owned by him for as many persons as there are directors to be elected. Proxies submitted on the accompanying proxy card will be voted FOR the election of the nominees listed below, unless the proxy card is marked otherwise.

Director Selection

Our governance and nominating committee consists of Fei Luo, Qing Huang and Tianhong Yu each of whom is “independent” as defined by the applicable rules and regulations of the NASDAQ Stock Market. The governance and nominating committee assists the Board in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. The Board evaluates candidates based on the requirements set forth in the Company’s governance and nominating committee charter and regulatory requirements applicable to the Company.

The Board recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, the positions with the Company and the ages as of the Proxy Statement of the individuals who are our nominees for election as directors are:

Name	Age	Position/s	Director Since
Zheng Luo	37	CEO and Chairwoman of the Board	October 2007
Wenbin Fang	40	Director	January 2008
Qing Huang	42	Director	January 2008
Fei Luo	41	Director	January 2008
Xiaoyin Luo	43	Director	January 2008
Charles C. Mo	56	Director	January 2008
Tianhong Yu	41	Director	January 2008

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” which starts on page 12 of this Proxy Statement.

The following are biographical summaries for our nominees for election as directors:

Ms. Zheng Luo, Chairwoman and CEO

Ms. Zheng Luo is our founder, Chairwoman and chief executive officer, and chief executive officer and chief designer of Oriental Fashion. Before founding Oriental Fashion, Ms. Zheng Luo was chairwoman and chief executive officer of Oumeng (2003 - 2007) and chairwoman and chief executive officer of Green’s Apparel (1996 - 2003). Ms. Zheng Luo has been active in the fashion design and retail business for over 10 years. She created the OMNIALUO brand in 1996. Ms. Zheng Luo is a renowned designer in the fashion industry who has won various prestigious honors nationally and internationally and received broad media coverage in China, Hong Kong, Paris and Italy. Ms. Zheng Luo earned a Bachelor of Arts degree in International Finance from Shenzhen University in 1991.

Ms. Xiaoyin Luo, Director

Ms. Luo Xiaoyin Luo was appointed as a director in January 2008. Ms. Luo serves as Director & General Manager of Hutchison Harbour Ring China, a subsidiary of Hutchison Whampoa Limited (HWL). Ms. Xiaoyin Luo has over 14 years of service to HWL. Her main responsibilities are commercial property investment, development, operation, and management. Some of her projects include The Center, Westgate Mall, Harbour Ring Plaza and Huangpu Center in Shanghai, Metropolitan Plaza in Chongqing, and Pacific Plaza in Qingdao. Since Hutchison Harbor is the exclusive licensing agent of Warner Brothers Consumer Product Division (WBCP) in China, Ms. Xiaoyin Luo is in charge of the product license and retail license business development for Warner Bros. Studio Store Shanghai Flagship operation management, retail network and distribution channel construction, and sub-licensee development. Ms. Xiaoyin Luo holds the degree of Master of Economics and holds an EMBA from China Europe International Business School.

Mr. Qing Huang, Director

Mr. Qing Huang was appointed as a director in January 2008. Mr. Huang is engaged in private equity financing activities in China as an investor and advisor. He is currently a general partner of Mingly China Growth Fund, L.P. a private equity fund focused on investing in growth companies in China. Mr. Huang has participated in a large number of international financing transactions by Chinese and non-Chinese companies, including private placement and public offerings of corporate equity and debt. Mr. Huang worked as a lawyer and adviser in the United States, Hong Kong and Shanghai and was associated with international law firms Shearman & Sterling and Linklaters in Hong Kong and Brown & Wood LLP in New York. Mr. Huang graduated from Columbia University School of Law with a J.D. degree, from University of Chicago with a Master’s degree in political science and from Beijing University with a Bachelors’ degree in English and American literatures. He is a member of the New York State Bar Association.

Mr. Fei Luo, Director

Mr. Fei Luo was appointed as a director in January 2008. He has served as a director of IER Venture Capital Co., Ltd., a venture capital firm in China, since 2000. He founded Beida Zongheng Financial Consulting Co., Ltd. in 1999 and serves as the president and chairman of the board of Beida Zongheng. From 1997 to 1999, he served as the managing director of Shenzhen Yanning Development Co., Ltd., in charge of investment. From 1993 to 1996, he served as the vice chairman of Shenzhen Anxing Financial Consulting Co., Ltd and vice chairman of Shenzhen Anxing Investing Co., Ltd. Mr. Fei Luo received his Master’s degree in Economics from Peking University in 1999 and his BA in Economics from Peking University in 1988.

Mr. Tianhong Yu, Director

Mr. Tianhong Yu was appointed as a director in January 2008. Mr. Yu has served as a vice president and managing director of Huayi Brothers & Taihe Film Investment Co., Ltd., a leading motion picture and television production and distribution company in China, since 2005. From 2003 to 2005, he had planned and supervised a number of movies and TV series. Prior to that, he was the senior manager of TOM Online Inc., a leading wireless internet company in China. Mr. Yu also founded Beijing Modern Art Center and CHINALAW DATABASE, the first law database in China. Mr. Yu received his Bachelor’s Degree in Economic Law from Peking University in 1988.

Mr. Charles Mo, Director

Mr. Charles Mo was appointed as a director in January 2008. Mr. Mo is a Certified Public Accountant with twenty seven years of experience in public and corporate accounting and finance. Mr. Mo has held his CPA license since 1980. Mr. Mo has served in his current position as the General Manager of Charles Mo & Co. since June of 2005, focusing on general management duties. From October 1999 to May 2005, Mr. Mo served as chief operating officer and chief financial officer of Coca-Cola Shanghai. His duties included finance, logistics, production, and general management. From December 1998 to September 1999, Mr. Mo served as Finance Director of Fisher Rosemount Shanghai. From August 1996 to September 1999, he also served as chief financial officer of Nike China, and his responsibilities included overseeing finance, human resources, and logistics. From January 1995 to August 1996, Mr. Mo served as controller for Polaroid China. From August 1982 to December 1994, Mr. Mo served as finance and audit manager for Wang Laboratories. From 1978 to 1982, Mr. Mo served as an accountant and auditor for Ernst & Young and Thomas Allen, CPA. Mr. Mo received a Bachelor of Arts degree with a Business Administration major in 1974 from HK Baptist College. Mr. Mo received an MBA in accounting in 1976 from California State University-Fullerton. Mr. Mo has been the Vice Chairman of AMCHAM Shanghai since 2006, and was re-elected in November 2007. Mr. Mo has served on the Board of Governors of AMCHAM Shanghai since 2005 and will continue to do so during 2008. Mr. Mo was the Treasurer for AMCHAM Shanghai in 2005. He is a director of Benda Pharmaceutical, Inc. (OTC BB: BPMA).

Mr. Wenbin Fang, Director

Mr. Wenbin Fang was appointed as a director in January 2008. Mr. Fang has served as general manager in Shen Zhen Meng Sa Di Ka Trading Company since 2003. From 2000 to 2002, Mr. Fang worked for ARTLEVA, an Italian company, where he was focused on exportation of household goods and clothing products from China (including Taiwan) to Italy, France and Germany. From 1998 to 2000, he worked for MAX, where he was focused on exportation of household goods and clothing products from China (including Hong Kong) to Italy and France. From 1993 to 1997, he served as business manager for east Asia area (including China) of R.P.R. Clothing Machine Manufactory, an Italian Company. He earned his Bachelor’s degree in Industrial Design in Shangdong Design and Art College. He then spent a year (1992-1993) in the Department of Industrial Design of Italy National Design and Act College.

Board Composition and Meetings of the Board

Our Board is currently composed of seven members: Zheng Luo, Wenbin Fang, Qing Huang, Fei Luo, Xiaoyin Luo, Charles C. Mo and Tianhong Yu. All Board action requires the approval of a majority of the directors in attendance at a meeting at which a quorum is present. During 2007, our Board met in person one time, and acted by unanimous written consent one time.

Committees and Audit Committee Financial Expert

Committees and Meetings

Our Board currently has three standing committees which, pursuant to delegated authority, perform various duties on behalf of and report to the Board: (i) audit committee, (ii) compensation committee and (iii) governance and nominating committee. Each of the audit committee, compensation committee and governance and nominating committee are comprised entirely of independent directors. From time to time, the Board may establish other committees. A definitive form of charter for each of the audit committee, compensation committee and governance and nominating committee has been proposed and is under consideration by the Board, but such charters have not yet been adopted.

Each of our three standing committees were formed on January 28, 2008. To date, the audit committee has met one time.

Audit Committee

Our audit committee consists of Qing Huang, Fei Luo and Charles C. Mo, each of whom is “independent” as defined by the applicable rules and regulations of the NASDAQ Stock Market. The audit committee oversees our accounting and financial reporting processes and the audits of the financial statements of our Company. Mr. Mo serves as our audit committee financial expert as that term is defined by the applicable SEC rules. The audit committee is responsible for, among other things:

•	directing the appointment, replacement, compensation, and oversight of the work of the independent auditors;

•	reviewing with our independent auditors any audit problems or difficulties and management’s response;

•	reviewing and approving related-party transactions (as defined in the relevant NASDAQ requirements);

•	discussing the annual audited financial statements with management and our independent auditors;

•	reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;

•	annually reviewing and reassessing the adequacy of our audit committee charter;

•	advising the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics;

•	reviewing reported violations of the Company’s Code of Ethics;

•	meeting separately and periodically with management and our internal and independent auditors; and

•	reporting regularly to the full Board.

Compensation Committee

Our compensation committee consists of Fei Luo, Qing Huang and Tianhong Yu, each of whom is “independent” as defined by the applicable rules and regulations of the NASDAQ Stock Market. Our compensation committee assists the Board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. Our chief executive officer may not be present at any committee meeting during which her compensation is deliberated. The compensation committee is responsible for, among other things:

•	reviewing and approving the compensation structure for corporate officers at the level of corporate vice president and above;

•	reviewing and approving CEO goals and objectives, evaluating CEO performance in light of these corporate objectives, and setting CEO compensation consistent with Company philosophy; and

•
reviewing and making recommendations concerning long-term incentive compensation plans, including the use of equity-based plans, except as otherwise delegated by the Board, the compensation committee will act on behalf of the Board as the “Committee” established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the compensation committee under those plans, including making and authorizing grants, in accordance with the terms of those plans.

The compensation committee has sole authority to retain and terminate outside counsel, compensation consultants retained to assist the compensation committee in determining the compensation of the chief executive officer or senior executive officers, members of the Board or other experts or consultants, as it deems appropriate, including sole authority to approve the firms’ fees and other retention terms. The compensation committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the compensation committee.

Governance and Nominating Committee

Our governance and nominating committee consists of Qing Huang, Fei Luo and Tianhong Yu, each of whom is “independent” as defined by the applicable rules and regulations of the NASDAQ Stock Market. The governance and nominating committee assists the Board in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. The governance and nominating committee is responsible for, among other things:

•
identifying and recommending to the Board candidates the committee believes are qualified and suitable to become members of the Board consistent with criteria for selection of new directors adopted from time to time by the Board; and recommending to the Board the nominees to stand for election as directors at each annual or special meeting of stockholders, and in the case of a vacancy the committee shall recommend to the Board an individual to fill such vacancy;

•
reviewing and making recommendations, as the committee deems appropriate, regarding the composition and size of the Board in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds;

•
recommending members of the Board to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the Committee deems relevant, and where appropriate, make recommendations regarding the removal of any member of any committee; and

•	overseeing the evaluation of the Board and management.

Independent Directors

Each of Qing Huang, Fei Luo, Charles C. Mo and Tianhong Yu (collectively, the “Independent Directors”) were elected to serve on the Board as an “independent director” as defined by Rule 4200(a)(15) of the Marketplace Rules of The Nasdaq Stock Market, Inc. (the “Nasdaq Marketplace Rules”), and the Board has confirmed the “independent director” status under the Nasdaq Marketplace Rules of each of the Independent Directors.

Policy Regarding Board Attendance

Our directors are expected to attend Board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting. Our directors are expected to attend annual meetings of stockholders, but we do not have a formal policy requiring them to do so.

Family Relationships

Ms. Xiaoyin Luo is the elder sister of Ms. Zheng Luo and sister-in-law of Mr. Wenbin Fang. Mr. Wenbin Fang is the husband of Ms. Zheng Luo.

Code of Business Conduct and Ethics

On January 28, 2008, the Board adopted its code of ethics (the “Code of Ethics”). The Code of Ethics applies to all of the Company’s directors, officers and employees, including its principal executive officer, principal financial officer, and principal accounting officer. The Code of Ethics will serve as the Company’s “code of ethics” (as defined in Item 406(b) of Regulation S-K).

The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, confidentiality, and reporting of violations of the code. Our Code of Ethics is available on our website, which is located at http://ir.omnialuo.com as Exhibit 14.1 to our Current Report on Form 8-K filed February 1, 2008. Any amendments or waivers to the Code of Ethics will be posted on our website within four business days of such amendment or waiver.

Compensation Discussion and Analysis

Executive Compensation

Background and Compensation Philosophy

Our future compensation philosophy and objectives are simple and straightforward: our goal is to compensate our executives fairly for the services they provide. As we commenced operations in the second half of 2006, we have not yet had an opportunity to fully implement that philosophy and objectives. In furtherance of our goal, we provide a base salary to our named executive officers. As disclosed below, each of the currently named executive officers entered into an employment agreement with our subsidiary Oriental Fashion, and their employment agreements govern the amount of base salary the executives are paid.

On January 28, 2008, we formed our compensation committee to the Board. The compensation committee will, going forward, be charged with the oversight of our executive compensation plans, policies and programs and the authority to determine and approve the compensation of our chief executive officer and make recommendations with respect to the compensation of our other executive officers.

Elements of Compensation

Base Salary. In fiscal years 2006 and 2007, we provided our executive officers with a base salary to compensate them for services rendered during those years. The base salary we provide is intended to equitably compensate the named executive officers based upon their level of responsibility, complexity and importance of role, leadership and growth potential, and experience. Our named executive officers are employees-at-will and received an annual salary as provided in their employment agreements, which are reflected in the Summary Compensation Table below.

Discretionary Bonus. In fiscal years 2006 and 2007, we did not provide bonus compensation to our executive officers; however, the executives are eligible to receive a discretionary bonus pursuant to the terms of their respective employment agreements. If our Board determines to do so in the future, bonuses may be paid on an ad hoc basis to recognize superior performance. If our Board decides to provide bonus compensation as a regular part of our executive compensation package, our compensation committee will establish performance goals for each of the executive officers and maximum bonuses that may be earned upon attainment of such performance goals.

Equity Incentives. On April 23, 2008, our Board adopted the Company’s 2008 Equity Incentive Plan to provide for grants of stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance units and performance shares. The exercise price per share for the shares to be issued pursuant to an exercise of a stock option will be no less than the fair market value per share on the grant date. No more than an aggregate of 1,000,000 shares (or for awards denominated in cash, the fair market value of 1,000,000 shares on the grant date) may be subject to awards under the 2008 Equity Incentive Plan to any individual participant in any one fiscal year of the Company. No awards may be granted under the 2008 Equity Incentive Plan after April 22, 2018, except that any award granted before then may extend beyond that date.

Retirement Benefits. Currently, we do not provide any employees, including our named executive officers, post-employment compensation, including Company sponsored retirement benefits, deferred compensation, severance, termination or change of control arrangements (other than a state pension scheme in which all of our employees in China participate, and certain payments by Oriental Fashion to our chief executive officer in consideration of a post-termination noncompete provision, described below).

Perquisites. For fiscal year 2006, the aggregate amount of the perquisites and other personal benefits provided to any named executive officer did not exceed $10,000. We do not view perquisites as a significant element of compensation, but we do believe they can be useful in attracting, motivating and retaining the executive talent for which we compete. We believe that these additional benefits assist our named executive officers in performing their duties and provide time efficiencies for them. It is expected that our historical practices regarding perquisites will continue and will be subject to periodic review by our compensation committee or our Board.

Deferred Compensation. Ms. Luo is entitled to receive annually $4,800 of deferred compensation under the terms of her employment contract. Mr. Yang is entitled to receive annually $1,200 of deferred compensation under the terms of his employment contract.

Summary Compensation Table - 2006 and 2007

The following table sets forth information concerning all compensation awarded to, earned by or paid to each person serving as a principal executive officer for services rendered in all capacities during fiscal years 2006 and 2007. No executive officers received compensation in excess of $100,000 in either fiscal year.

		Annual Compensation
Name And Principal Position	Year	Salary ($)	Bonus ($)	Non-qualified Deferred Compensation on Earnings	All Other Compensation ($)	Total ($)
Zheng Luo,	2007	75,000	-	1,600	-	76,600
CEO and President	2006	75,000	-	-	-	75,000
Junneng Yang,	2007	30,000	-	1,200	-	31,200
Chief Operating Officer	2006	-	-	-	-	-
Xiaomei Liu,	2007	20,000	-	-	-	20,000
Chief Financial Officer	2006	-	-	-	-	-
_________________
* Calculated on the basis that $1 = RMB 7.7.

Employment Agreements

Each of the executive officers and other individuals named above has entered into a standard PRC form of employment contract with our operating subsidiary, Oriental Fashion.

The terms of Ms. Luo’s contract provide for a two year employment term, from January 1, 2007 through December 31, 2008, with an annual salary of $75,000 and monthly deferred compensation payments totaling $4,800 annually.

The terms of Mr. Yang’s contract provide for a two year employment term, from February 9, 2007 through February 8, 2009, with an annual salary of $30,000 and monthly deferred compensation payments totaling $1,200 annually.

Under Ms. Zheng Luo’s employment contract with our operating subsidiary, Oriental Fashion, she may not compete with Oriental Fashion while employed and, if she terminates employment, Oriental Fashion may thereafter restrict her from competing with its business for up to three years, provided it pays her a total of RMB 1,800,000 in consideration of her performance of the three-year non-compete provision.

Director Compensation

Historically, we have not compensated our directors for their services as directors and we did not compensate our directors during 2006 or 2007.

On January 28, 2008, the full Board approved a form of Non-Officer Director’s Contract, which includes indemnification provisions, for each of the Independent Directors, Wenbin Fang and Xiaoyin Luo. Under the terms of the Non-Officer Director’s Contracts, the Company agreed to pay the Independent Directors an annual fee of $12,000 each, as compensation for the services to be provided by them as directors and as chairpersons of various Board committees, as applicable. We also reimburse each director for reasonable travel expenses related to such director’s attendance at Board and committee meetings.

Outstanding Equity Awards at Fiscal Year End

None of our executive officers has received any equity awards, including options, restricted stock or other equity incentives, during the fiscal year ended December 31, 2007 or in the first quarter of 2008.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Common Stock as of December 31, 2007 (i) by each person who is known by us to beneficially own more than 5% of our Common Stock or who may otherwise be deemed to be “control persons” and affiliates of us; (ii) by each of our current officers and current and proposed directors; and (iii) by all of our current officers and current and proposed directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, Room 101, Building E6, Huaqiaocheng, East Industrial Park, Nanshan District, Shenzhen, 518053, The People’s Republic of China.

Name and Address of Beneficial Owner	Director or Officer	Amount and Nature of Beneficial Ownership (1)	Percentage (2)
Zheng Luo (3) (4)	Director and Officer	7,525,420(5)(6)	32.95%
Xiaoyin Luo (3)(4)	Director	5,411,514	23.69%
Wenbin Fang (3)(4)	Director	1,141,791(5)	5.00%
Qing Huang (4)	Director	-0-	-0-
Fei Luo (4)	Director	-0-	-0-
Tianhong Yu (4)	Director	-0-	-0-
Charles Mo (4)	Director	-0-	-0-
Junneng Yang (4)	Officer	-0-	-0-
Xiaomei Liu (4)	Officer	-0-	-0-
JAIC-CROSBY Greater China Investment Fund Limited (8) P.O. Box 2081GT, Century Yard, Cricket Square, Hutchins Drive, George Town, Grand Cayman, Cayman Islands		942,208 (6)(7)	4.09%

All current and proposed directors and current officers as a group (nine in the group)		14,078,725 shares	61.64%
______________________

* Less than 1%.
[1]Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our Common Stock.

2A total of 22,840,000 shares of our Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each Beneficial Owner above, any options exercisable within 60 days have been included in the denominator.

3Ms. Xiaoyin Luo is the elder sister of Ms. Zheng Luo and sister-in-law of Mr. Wenbin Fang. Mr. Wenbin Fang is the husband of Ms. Zheng Luo. Each disclaims beneficial ownership of the shares held by the other.

[4] The address for each of the individuals shown is c/o Oriental Fashion.
[5] Share amounts shown do not include shares held by the individual’s spouse, as to which the individual disclaims beneficial ownership.
[6] Reflects the transfer by Ms. Zheng Luo, as part of the reverse acquisition, of 140,891 shares of Common Stock to JAIC-CROSBY Greater China Investment Fund Limited.
[7] Includes warrants to purchase 200,000 shares of our Common Stock, which may by their terms become exercisable within 60 days of the date of the Annual Report on Form 10-KSB filed on March 31, 2008.

8 JAIC-CROSBY Greater China Investment Fund Limited was a “control person” and affiliate of Omnia Luo Group Limited (“Omnia BVI”) prior to the reverse acquisition and 2007 private placement by reason of the existence and its exercise of its contractual rights under its preferred investment documentation, and may now be deemed to be a “control person” and affiliate of the Company.

Make-Good Provision

In connection with the 2007 private placement, Zheng (Cindy) Luo (the principal stockholder and chief executive officer of the Company), and another stockholder agreed to place 41.11% of the shares of Common Stock they collectively own (including 40% of the shares owned by Ms. Luo) in escrow (the “Escrow Shares”). The Escrow Shares represented approximately 19.79% of the Company’s total post-reverse acquisition and pre-2007 private placement issued and outstanding shares. If the Company failed to report net income of at least $2.0 million under U.S. GAAP (before adjustments for non-cash and cash charges related to the reverse acquisition and 2007 private placement, including any liquidated damages payments under the registration rights agreement with the 2007 private placement investors (the “Registration Rights Agreement”) and any expense relating to any issuance of shares by us prior to the reverse acquisition and 2007 private placement, and for any charges related to the release of the Escrow Shares, and before accounting for the impact on net income of any equity incentive options or shares granted) for the fiscal year 2007, the escrow agent was to transfer to the investors in the 2007 private placement the number of Escrow Shares based on the following formula: (($2.0 million - 2007 adjusted reported net income)/$2.0 million) multiplied by the Escrow Shares, subject to a maximum number of 50% of the Escrow Shares.

As the Company’s reported net income under U.S. GAAP (before adjustments for non-cash and cash charges related to the reverse acquisition and 2007 private placement, including any liquidated damages payments under the Registration Rights Agreement and any expense relating to any issuance of shares by us prior to the reverse acquisition and 2007 private placement, and for any charges related to the release of the Escrow Shares, and before accounting for the impact on net income of any equity incentive options or shares granted) for the fiscal year 2007 exceeded $2.0 million, 50% of the Escrow Shares are being returned by the escrow agent to Ms. Luo and the other stockholder. See Note 19 to the Consolidated Financial Statements included in the Annual Report on Form 10-KSB filed March 31, 2008.

If the Company fails to report net income of at least $4.3 million under U.S. GAAP (before adjustments for non-cash and cash charges related to the reverse acquisition and 2007 private placement, including any liquidated damages payments under the Registration Rights Agreement and any expense relating to any issuance of shares by us prior to the reverse acquisition and 2007 private placement, and for any charges related to the release of Escrow Shares, and before accounting for the impact on net income of any equity incentive options or shares granted) for the fiscal year 2008, the escrow agent shall transfer to the investors in the 2007 private placement the lesser of: (1) the number of Escrow Shares based on the following formula: (($4.3 million - 2008 adjusted reported net income)/$4.3 million) multiplied by the Escrow Shares; or (2) the number of Escrow Shares still in escrow.

Changes in Control

We do not currently have any arrangements which, if consummated, may result in a change of control of our Company.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL
PERSONS; CORPORATE GOVERNANCE

Transactions with Related Persons

The following includes a summary of transactions since the beginning of the 2007 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds $120,000, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

On October 9, 2007, we completed a reverse acquisition transaction with Omnia BVI in which we issued to the stockholders of Omnia BVI 16,800,000 shares of our Common Stock in exchange for all of the issued and outstanding shares of Omnia BVI. As a result, Omnia BVI became our wholly-owned subsidiary and the former stockholders of Omnia BVI became our controlling stockholders.

The Company’s operating subsidiary, Oriental Fashion, purchased finished goods for $821,196 from Oumeng during 2006. A substantial percentage of these purchases resulted from Oumeng acting as temporary procurement agents and contracting parties with third-party manufacturers and suppliers during the period before Oriental Fashion received its business license. Certain of the Company’s principal stockholders were also principal stockholders of Oumeng throughout 2006 and early 2007 and a director of Oriental Fashion, who is also the spouse of a principal stockholder and director of Oriental Fashion, managed part of the business of Oumeng during the same period. Therefore, Oumeng is deemed to have been under common control with the Company during the time these purchases occurred.

The Company’s operating subsidiary, Oriental Fashion, entered into an agreement in 2006 for the purchase of finished goods for $1,337,875 from Yin Hu, an affiliate of the Company at that time, for delivery originally during the quarter ended March 31, 2007. A portion of the payments due and of the deliveries to be made were deferred into the second quarter of 2007, and the remaining undelivered goods were to be delivered in August 2007. A principal stockholder of the Company was also a principal stockholder of Oriental Fashion throughout 2006 and part of the first quarter of 2007. Therefore, Yin Hu is deemed to have been under common control with the Company during the time these purchases occurred.

The Company believes the terms obtained and consideration paid in connection with the transactions described above were no less favorable than those that would have been obtained by the Company’s subsidiary in arm’s-length transactions with an unrelated party.

Under Ms. Zheng Luo’s employment contract with our operating subsidiary, Oriental Fashion, she may not compete with Oriental Fashion while employed and, if she terminates employment, Oriental Fashion may thereafter restrict her from competing with its business for up to three years, provided it pays her a total of RMB 1,800,000 in consideration of her performance of the three-year non-compete provision.

In connection with the 2007 Private Placement, we (a) paid commissions and a non-accountable expense allowance totaling $568,875, and (b) issued warrants to purchase 492,000 shares of the Company’s Common Stock, to Keating Securities, as a financial advisory fee in partial consideration of their services in connection with the 2007 Private Placement, pursuant to a previously reported placement agreement entered into with Keating Securities on September 14, 2007. Prior to consummation of the reverse acquisition and 2007 Private Placement, we may be deemed to have been an affiliate of Keating Securities by reason of the ownership of shares of our Common Stock by principals and executives of Keating Securities.

The Company believes the terms obtained and consideration paid in connection with the transactions described above were no less favorable than those that would have been obtained by the Company (or its operating subsidiary in the case of those transactions with Oriental Fashion) in arm’s-length transactions with an unrelated party.

In connection with the reverse acquisition, JAIC-CROSBY Greater China Investment Fund Limited (the “Lead Investor”), which was a “control person” and affiliate of Omnia BVI prior to the reverse acquisition and 2007 Private Placement by reason of the existence and its use of its contractual rights under its preferred investment documentation, and which may now be deemed to be a “control person” and affiliate of the Company, in consideration of its relinquishing certain rights, (a) retained certain put rights with respect to its shares as against Ms. Zheng Luo (but not as against us) if we did not obtain an OTCBB quotation or the Lead Investor’s shares were not registered for resale or otherwise eligible to be publicly resold by July 1, 2008, (b) received an additional 149,884 shares of our Common Stock from Ms. Zheng Luo and another former Omnia BVI stockholder as part of the reverse acquisition, and (c) may be entitled to additional shares of our Common Stock if the make good or antidilution provisions applicable to investors in the 2007 Private Placement result in additional shares being transferred or issued to those investors.

Except as set forth in our discussion above, none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board has selected PKF to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2008. PKF served as the Company’s independent registered public accounting for the fiscal year ending December 31, 2007.

We are asking our stockholders to ratify the selection of PKF as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of PKF to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Board may reconsider this appointment.

The Company has been advised by PKF that neither the firm nor any of its associates had any relationship with the Company. Representatives of PKF will be available via teleconference during the Annual Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Annual Meeting.

Independent Registered Public Accounting Firm’s Fees

Audit Fees

The aggregate fees billed for each of the fiscal years ended December 31, 2007 and 2006 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $78,000 and $35,000, respectively.

Audit-Related Fees

The aggregate fees billed in each of the fiscal years ended December 31, 2007 and 2006 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under the paragraph captioned “Audit Fees” above are $20,000 and $0, respectively. The services provided by our accountants within this category consisted of advice relating to the Form SB-2 filed by the Company on November 7, 2007.

Tax Fees

The aggregate fees billed in each of the fiscal years ended December 31, 2007 and 2006 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 and $0, respectively.

All Other Fees

The aggregate fees billed in each of the fiscal years ended December 31, 2007 and 2006 for products and services provided by the principal accountant, other than the services reported above under other captions of this proposal are $0 and $0, respectively.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Board pre-approved the audit and non-audit services performed by our auditor for our consolidated financial statements as of and for the year ended December 31, 2007.

Change in Accountants

Reference is made to Item 4.01 of the Current Report on Form 8-K of Wentworth II, Inc., currently named OmniaLuo, Inc., as filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2007 (the “Form 8-K”), in which the Company disclosed that on April 2, 2007, De Joya Griffith & Company, LLC (“De Joya”) was dismissed as the Company’s independent registered public accounting firm and we engaged Gordon, Hughes & Banks, LLP (“GHB”) as our new independent registered public accounting firm.

On February 4, 2008, we notified GHB that we had engaged a new independent registered public accounting firm, PKF, and thereby was terminating our relationship with GHB.

GHB had been the independent registered public accounting firm for Wentworth II, Inc., which on October 9, 2007 consummated a share exchange with Omnia Luo Group Limited (“Omnia BVI”), which resulted in Omnia BVI becoming a wholly-owned subsidiary of the Company. Prior to the consummation of the share exchange, PKF had been the independent registered public accounting firm for Omnia BVI. Wentworth II, Inc. was deemed for accounting purposes to have been acquired by Omnia BVI in the share exchange, which was accounted for as a reverse acquisition.

Pursuant to Item 304(a) of Regulation S-B under the Securities Exchange Act of 1934, as amended, we reported on the Form 8-K as follows: (a) we dismissed GHB as our independent registered public accounting firm effective February 4, 2008, (b) in connection with its reviews of the Company’s unaudited financial statements for the three months ended March 31, 2007, the three and six months ended June 30, 2007 and the three and nine months ended September 30, 2007 (the only periods during which GHB was engaged), there were no disagreements with GHB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of GHB, would have caused them to make reference thereto in a review report on the unaudited financial statements, and (c) the Board approved the dismissal of GHB and the engagement of PKF. We requested that GHB furnish us with a letter addressed to the SEC stating whether or not it agrees with the our statements in our Form 8-K, and a copy of such letter was filed as Exhibit 16.1 to the Form 8-K.

We further reported on the Form 8-K that: (a) on February 4, 2008, PKF was engaged as our new independent registered public accounting firm, as PKF had previously served as the independent registered public accounting firm of Omnia BVI, (b) since April 4, 2007 and through February 4, 2008, neither we nor anyone acting on our behalf consulted with PKF regarding either (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by PKF, or (iii) any other matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K), except that, with regard to (i) the application of accounting principles, or (ii) the type of audit opinion that might be rendered by PKF, it is noted that PKF as part of its continuing engagement by Omnia BVI issued an unqualified audit report with respect to the consolidated financial statements of Omnia BVI for the year ended December 31, 2006, and reviewed the unaudited interim consolidated financial statements of Omnia BVI for the six months ended June 30, 2007 and the nine months ended September 30, 2007, which financial statements were included in our Registration Statement on Form SB-2 (File No. 333-147197) as initially filed on November 7, 2007 and Amendment No.1 thereto as filed on December 17, 2007. We did not have any disagreements with GHB and therefore did not discuss any past disagreements with PKF.

The Board recommends a vote FOR ratification of the selection of PKF as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

PROPOSAL 3

APPROVAL OF 2008 EQUITY INCENTIVE PLAN

On April 23, 2008, our Board approved the definitive form of 2008 Equity Incentive Plan (the “Plan”), subject to the receipt of stockholder approval within one year of its adoption. The following is a summary of the material provisions of the Plan. The full text of the Plan is attached as Appendix A. Capitalized terms in this summary that are not defined have the meaning as provided in the Plan.

Summary Description of the Plan

Purpose. The purposes of the Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company’s business. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares as the Administrator may determine.

Administration. The Plan will be administered by the Board or a committee. The Plan is currently being administered by the Board. The Administrator has the authority to determine the specific terms and conditions of all Awards granted under the Plan, including, without limitation, the number of Shares subject to each Award, the price to be paid for the Shares and the applicable vesting criteria. The Administrator has discretion to make all other determinations necessary or advisable for the administration of the Plan.

Eligibility. Non-qualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares may be granted to an Employee, Director or Consultant (together referred to as “Service Providers”) of the Company. Incentive Stock Options may be granted only to Employees. As of April 23, 2008, the effective date of the Plan, the Company had 80 Employees and 7 Directors eligible to participate in the Plan.

Stock Available for Issuance Under the Plan. Subject to adjustment as described below, (a) the maximum aggregate number of Shares that may be issued under the Plan is five million (5,000,000) Shares (b) to the extent consistent with Section 422 of the Code, not more than an aggregate of 5,000,000 Shares may be issued under Incentive Stock Options and (c) not more than 1,000,000 Shares (or for Awards denominated in cash, the Fair Market Value of 1,000,000 Shares on the Grant Date), may be awarded to any individual Participant in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Code Section 162(m). The number and class of Shares available under the Plan are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events which change the number or kind of Shares outstanding.

Vesting and Option Periods. The Administrator, in its sole discretion, may impose conditions on vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Administrator may, in its discretion, provide for complete or partial exceptions to an employment restriction as it deems equitable. Unless terminated sooner in accordance with the Plan, each Option shall expire either ten (10) years after the Grant Date, or after a shorter term as may be fixed in the Award Agreement.

Transferability. Unless determined otherwise by the Administrator, an Award made under the Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator grants a transferable Award, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

Option Grants. An Option is the right to purchase Shares of common stock at a future date at a specified price. An Option may either be an Incentive Stock Option, as defined in the Code, or a Non-qualified Stock Option. An Incentive Stock Option may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock unless the exercise price is at least 110% of the fair market value of Shares of common stock subject to the Option (compared to 100% of fair market value for persons holding less than 10%) and such Option by its terms is not exercisable after expiration of five (5) years from the date such Option is granted (compared to 10 years for persons holding less than 10%). To the extent that the aggregate Fair Market Value of the stock underlying an Incentive Stock Option that first becomes exercisable in any calendar year exceeds $100,000, such Options will be treated as Non-qualified Stock Options.

Full payment to the Company in an amount equal to the Exercise Price of the Options being exercised must be made at the time of such exercise by (i) cash, (ii) check, (iii) to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note, (iv) other Shares, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised (v) to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time, (vii) by asking the Company to withhold Shares from the total shares to be delivered upon exercise equal to the number of Shares having a value equal to the aggregate Exercise Price of the Shares being acquired, (vii) any combination of the foregoing methods of payment, or (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

Restricted Stock Awards. The Administrator may, in its discretion, award restricted shares to Service Providers and may determine the number of restricted shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by the recipient for such restricted shares. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Administrator, in its sole discretion, may impose such conditions on the vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. The Administrator may, in its discretion, provide for complete or partial exceptions to an employment restriction as it deems equitable.

During the Period of Restriction, Service Providers holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

Restricted Stock Units. A Restricted Stock Unit is the right to receive one Share at the end of a specified period of time. The Administrator may, in its discretion, award Restricted Stock Units to Service Providers in such number and upon such terms and conditions as determined by the Administrator. Restricted Stock Units are paid out upon the satisfaction of applicable vesting conditions, as determined by the Administrator. The Administrator may, at its sole discretion, reduce or waive any vesting criteria that must be met to receive a payout. The Administrator may, at its discretion, pay Restricted Stock Units in cash, Shares or a combination thereof. Restricted Stock Units that are fully paid in cash will not reduce the number of Shares available for issuance under the Plan. On the date set forth in the Award Agreement, all unearned Restricted Stock Units are forfeited to the Company.

Stock Appreciation Rights. The Administrator may, in its discretion, award Stock Appreciation Rights (“SARs”) to Service Providers in such number and upon such terms and conditions as determined by the Administrator. The per Share Exercise Price for the exercise of a SAR will be no less that the Fair Market Value per Share on the grant date. A SAR will expire upon the date determined by the Administrator, at its discretion, and set forth in the Award Agreement. Upon exercise of a SAR, the recipient of the SAR is entitled to receive payment in an amount no greater than (i) the difference between the Fair Market Value of a Share on the exercise date over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Administrator, the payment upon exercise of a SAR may be in cash, Shares of equivalent value or some combination thereof.

Performance Units and Performance Shares. The Administrator may, in its discretion, award Performance Units or Performance Shares to Service Providers in such number and upon such terms and conditions as determined by the Administrator. Each Performance Unit will have an initial value established by the Administrator, at its discretion, on or before the grant date. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the grant date. The Administrator shall, at its discretion, determine the performance objectives or other vesting provisions which will determine the number or value of the Performance Units or Shares granted. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the holder over the Performance Period as determined by the extent to which performance objectives were achieved. At the discretion of the Administrator, the payment upon earned Performance Units or Performance Shares may be in cash, Shares of equivalent value or some combination thereof. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares will be forfeited to the Company and again be available for grant under the Plan.

Adjustments, Dissolution, Liquidation, Merger or Change in Control. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended under the Plan, shall appropriately adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

In the event of a merger or Change in Control, any or all outstanding Awards may be assumed by the successor corporation, which assumption shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to vesting requirements and repurchase restrictions no less favorable to the Participant than those in effect prior to the merger or Change in Control. In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

An Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Termination of or Amendments to the Plan. The authority to grant new Awards under the Plan will terminate on the earlier of the close of business on April 22, 2018, or the date on which all Shares available for issuance are granted under the Plan, unless the Plan is terminated prior to that time by the Board. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted prior to the date of such termination. The Board may at any time amend, alter, suspend or terminate the Plan, provided that the Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

U.S. Federal Income Tax Consequences

The following discussion is a short summary of the federal income tax consequences relating to Awards under the Plan. The discussion is based upon interpretations of the Internal Revenue Code in effect as of December 2006, and regulations promulgated thereunder as of such date. The discussion is designed to provide a general understanding of our Company’s interpretation of the federal income tax consequences and does not address any state or local tax consequences. The discussion is limited to the federal income tax consequences for individuals who are U.S. citizens or residents for U.S. federal income tax purposes. The summary does not purport to address all tax considerations that may be relevant. Awards under the Plan are not intended to result in the deferral of compensation within the meaning of Section 409A of the Internal Revenue Code, and this summary is based on the assumption that Section 409A does not apply. Each Participant is urged to consult his or her own tax advisor as to the specific tax consequences to such Participant of the grant of an Award, the vesting or exercise of an Award, and the disposition of common stock that may be issued pursuant to an Award.

Incentive Stock Options. Generally, a Participant will not recognize income upon a grant or exercise of an Incentive Stock Option. At exercise, however, the excess of the Fair Market Value of the Shares acquired upon such exercise over the option price is an item of adjustment in computing the Participant’s alternative minimum taxable income. If the Participant holds the stock received upon exercise of an Incentive Stock Option for at least two years from the grant date and one year from the date of exercise, any gain realized on a disposition of the stock is treated as long-term capital gain. If the Participant sells the stock received upon exercise prior to the expiration of such periods (a “disqualifying disposition”), the Participant will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the Fair Market Value of such stock on the exercise date over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the Fair Market Value on the exercise date will be short-term capital gain.

Our Company is not entitled to a tax deduction as the result of the grant or exercise of an Incentive Stock Option. If the Participant has ordinary income as compensation as a result of a disqualifying disposition, our Company is entitled to a deduction at the same time equal to the amount of ordinary income realized by the Participant, assuming the deduction is allowed by Section 162(m) of the Internal Revenue Code.

Nonqualified Stock Options. Generally, a Participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of a Nonqualified Stock Option. On exercise, a Participant will recognize as ordinary income the difference between the Exercise Price and the Fair Market Value of the Shares on the exercise date, unless the Shares are subject to any restrictions on the Participant’s ownership or disposition thereof. At the time the Participant recognizes income, our Company is entitled to a deduction at the same time equal to the amount of ordinary income realized by the Participant, assuming the deduction is allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of the Shares acquired by exercise of the Option, the Participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the Shares.

Stock Appreciation Rights. Generally, a Participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of a Stock Appreciation Right. When a Participant exercises a Stock Appreciation Right, the amount of cash and the Fair Market Value of the Shares received will be ordinary income to the Participant and will be deductible by our Company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any Shares acquired by exercise of a Stock Appreciation Right, the Participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the Shares.

Restricted Stock. Generally, a Participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of Restricted Stock. A Participant may make an election under Section 83(b) of the Internal Revenue the Code to be taxed on the difference between the purchase price of the Award and the Fair Market Value of the Award on the grant date. Otherwise, upon the lapse of restrictions on Restricted Stock, the Participant generally recognizes ordinary compensation income equal to the Fair Market Value of the Shares as of the delivery date or release less the purchase price (if any) paid by the Participant. When the Participant recognizes ordinary income, the amount recognized by the Participant will be deductible by our Company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any Shares acquired through Restricted Stock Awards, the Participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the Shares.

Restricted Stock Units. Generally, a Participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of Restricted Stock Units. Upon the delivery to the Participant of common Shares or cash in respect of Restricted Stock Units, the Participant generally recognizes ordinary compensation income equal to the Fair Market Value of the Shares as of the date of delivery or the cash amount less the purchase price (if any) paid by the Participant. When the Participant recognizes ordinary income, the amount recognized by the Participant will be deductible by our Company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any Shares acquired through a Restricted Stock Unit Award, the Participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the Shares.

Performance Units and Performance Share Awards. Generally, a Participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of a Performance Unit or a Performance Share Award. Generally, at the time a Performance Unit or Performance Share Award is settled, following the determination that the performance targets have been achieved, the Fair Market Value of the stock delivered on that date, plus any cash that is received, constitutes ordinary income to the Participant, and, provided the requirements of Section 162(m) of the Internal Revenue Code are met, our Company is entitled to a deduction for that amount. Upon disposition of any Shares acquired through a Performance Unit or Performance Share Award, the Participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the Shares.

Withholding. Our Company generally must collect and pay withholding taxes upon the exercise of a Nonqualified Stock Option or Stock Appreciation Right, upon the earlier of the filing of a Section 83(b) election or upon the release of restrictions on Restricted Stock, and at the time that Restricted Stock Units, Performance Shares or Performance Units are settled by delivering stock or cash to a Participant.

GENERAL

At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the Annual Meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

STOCKHOLDER COMMUNICATIONS

The Company has a process for stockholders who wish to communicate with the Board. Stockholders who wish to communicate with the Board may write to it at the Company’s address given above. These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Chief Financial Officer of the Company at Room 101, Building E6, Huaqiaocheng East Industrial Park, Nanshan District, Shenzhen, 518053 The People’s Republic of China, no later than the close of business on December 31, 2008. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-KSB

We have provided without charge to each person solicited by this Proxy Statement a copy of our Annual Report on Form 10-KSB, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. If, for any reason, you have not received our Annual Report on Form 10-KSB, please send a written request to the Chief Financial Officer of the Company, at our address listed on the top of page one of this Proxy Statement. A copy of our Annual Report on Form 10-KSB was also made available on our website, http://ir.omnialuo.com, after it was filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Annual Meeting other than the election of directors, the ratification of the appointment of the accountants of the Company and the approval of the Company’s 2008 Equity Incentive Plan. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

April 30, 2008	By Order of the Board

/s/ Zheng Luo
Chief Executive Officer

OMNIALUO, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 23, 2008

This Proxy is Solicited on Behalf of the Board

The undersigned stockholder of OMNIALUO, INC., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 30, 2008, and hereby constitutes and appoints Ms. Zheng Luo, the Company’s Chairwoman and Chief Executive Officer, and Ms. Xiaomei Liu, the Company’s Chief Financial Officer, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2008 Annual Meeting of Stockholders to be held on May 23, 2008, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below:

Zheng Luo	For ☐	Withhold Authority to Vote ☐
Wenbin Fang	For ☐	Withhold Authority to Vote ☐
Qing Huang	For ☐	Withhold Authority to Vote ☐
Fei Luo	For ☐	Withhold Authority to Vote ☐
Xiaoyin Luo	For ☐	Withhold Authority to Vote ☐
Charles C. Mo	For ☐	Withhold Authority to Vote ☐
Tianhong Yu	For ☐	Withhold Authority to Vote ☐

2.	Approve the ratification of PKF Hong Kong as the Company’s accountant for fiscal year 2008.
FOR ☐             AGAINST ☐             ABSTAIN ☐

3.	Approve the Company’s 2008 Equity Incentive Plan.
FOR ☐             AGAINST ☐            ABST AIN ☐

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR THE APPROVAL OF THE 2008 EQUITY INCENTIVE PLAN AND FOR THE RATIFICATION OF THE SELECTION OF PKF HONG KONG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED APRIL 30, 2008 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated April 30, 2008, and a copy of the 2007 Annual Report on Form 10-KSB and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name ____________________________________________

Name (if joint)
_________________________________________________

Date _____________, 2008

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.

Appendix A

OMNIALUO, INC.

2008 EQUITY INCENTIVE PLAN

1.
Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares as the Administrator may determine.

2.	Definitions. The following definitions will apply to the terms in the Plan:

“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4.

“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes after December 31, 2007 the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; provided however, that for purposes of this subsection (i) any acquisition of securities directly from the Company shall not constitute a Change in Control; or

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

(iii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

“Code” means the Internal Revenue Code of 1986, as amended. Any reference in the Plan to a section of the Code will be a reference to any successor or amended section of the Code.

“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

“Common Stock” means the common stock of the Company.

“Company” means OmniaLuo, Inc., a Delaware corporation, or any successor thereto.

“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

“Director” means a member of the Board.

“Disability” means total and permanent disability as determined by the Administrator in its discretion in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation any division or subdivision of the Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, including without limitation quotation through the over the counter bulletin board (“OTCBB”) quotation service administered by the Financial Industry Regulatory Authority (“FINRA”) , the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator, and to the extent Section 15 applies (a) with respect to ISOs, the Fair Market Value shall be determined in a manner consistent with Code section 422 or (b) with respect to NSOs or SARs, the Fair Market Value shall be determined in a manner consistent with Code section 409A.

“Fiscal Year” means the fiscal year of the Company.

“Grant Date” means, for all purposes, the date on which the Administrator determines to grant an Award, or such other later date as is determined by the Administrator, provided that the Administrator cannot grant an Award prior to the date the material terms of the Award are established. Notice of the Administrator’s determination to grant an Award will be provided to each Participant within a reasonable time after the Grant Date.

“Incentive Stock Option” or “ISO” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Nonstatutory Stock Option” or “NSO” means an Option that by its terms does not qualify or is not intended to qualify as an ISO.

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“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means a stock option granted pursuant to the Plan.

“Optioned Shares” means the Common Stock subject to an Option.

“Optionee” means the holder of an outstanding Option.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means the holder of an outstanding Award.

“Performance Share” means an Award denominated in Shares which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

“Performance Unit” means an Award which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

“Period of Restriction” means the period during which Shares of Restricted Stock are subject to forfeiture or restrictions on transfer pursuant to Section 7.

“Plan” means this 2008 Equity Incentive Plan.

“Restricted Stock” means Shares awarded to a Participant which are subject to forfeiture and restrictions on transferability in accordance with Section 7.

“Restricted Stock Unit” means the right to receive one Share at the end of a specified period of time, which right is subject to forfeiture in accordance with Section 8 of the Plan.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

“Section” means a paragraph or section of this Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Service Provider” means an Employee, Director or Consultant.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 13.

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“Stock Appreciation Right” or “SAR” means the right to receive payment from the Company in an amount no greater than the excess of the Fair Market Value of a Share at the date the SAR is exercised over a specified price fixed by the Administrator in the Award Agreement, which shall not be less than the Fair Market Value of a Share on the Grant Date. In the case of a SAR which is granted in connection with an Option, the specified price shall be the Option exercise price.

“Subsidiary” means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Ten Percent Owner” means any Service Provider who is, on the grant date of an ISO, the owner of Shares (determined with application of ownership attribution rules of Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

3.	Stock Subject to the Plan.

a.
Stock Subject to the Plan. Subject to the provisions of Section 13, the maximum aggregate number of Shares that may be issued under the Plan is five million (5,000,000) Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

b.
Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited in whole or in part to the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or unissued Shares) which were subject to the Award will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to a SAR will cease to be available under the Plan; all remaining Shares subject to the SARs will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares withheld by the Company to pay the exercise price of an Award or to satisfy tax withholding obligations with respect to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

c.	Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

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4.	Administration of the Plan.

a.
Procedure. The Plan shall be administered by the Board or a Committee (or Committees) appointed by the Board, which Committee shall be constituted to comply with Applicable Laws. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Administrator and the membership of any committee acting as Administrator the requirements regarding (i) “nonemployee directors” within the meaning of Rule 16b-3 under the Exchange Act; (ii) “independent directors” as described in the listing requirements for any stock exchange on which Shares are listed; and (iii) Section 15(b)(i) of the Plan if the Company pays salaries for which it claims deductions that are subject to the Code section 162(m) limitation on its U.S. tax returns. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees consisting of two or more members of the Board, subject to such limitations as the Board or the Administrator deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

b.
Powers of the Administrator. Subject to the provisions of the Plan and the approval of any relevant authorities, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

i. to determine the Fair Market Value;

ii. to select the Service Providers to whom Awards may be granted hereunder;

iii. to determine the number of Shares to be covered by each Award granted hereunder;

iv.to approve forms of agreement for use under the Plan;

v. to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on continued employment, continued service or performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

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vi. to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including the right to construe disputed or doubtful Plan and Award provisions;

vii. to prescribe, amend and rescind rules and regulations relating to the Plan;

viii. to modify or amend each Award (subject to Section 19(c)) to the extent any modification or amendment is consistent with the terms of the Plan. The Administrator shall have the discretion to extend the exercise period of Options generally provided the exercise period is not extended beyond the earlier of the original term of the Option or 10 years from the original grant date, or specifically (1) if the exercise period of an Option is extended (but to no more than 10 years from the original grant date) at a time when the exercise price equals or exceeds the fair market value of the Optioned Shares or (2) an Option cannot be exercised because such exercise would violate Applicable Laws, provided that the exercise period is not extended more than 30 days after the exercise of the Option would no longer violate Applicable Laws.

ix. to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 14;

x. to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

xi. to delay issuance of Shares or suspend Participant’s right to exercise an Award as deemed necessary to comply with Applicable Laws; and

xii.  to make all other determinations deemed necessary or advisable for administering the Plan.

c. Effect of Administrator's Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards. Any decision or action taken or to be taken by the Administrator, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by Applicable Laws, be within its absolute discretion (except as otherwise specifically provided in the Plan) and shall be final, binding and conclusive upon the Company, all Participants and any person claiming under or through any Participant.

5.	Eligibility. NSOs, Restricted Stock, Restricted Stock Units, SARs, Performance Units and Performance Shares may be granted to Service Providers. ISOs may be granted as specified in Section 15(a).

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6.	Stock Options.

a. Grant of Options. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator will determine in its sole discretion. For purposes of the foregoing sentence, Service Providers shall include prospective employees or consultants to whom Options are granted in connection with written offers of employment or engagement of services, respectively, with the Company; provided that no Option granted to a prospective employee or consultant may be exercised prior to the commencement of employment or services with the Company. The Administrator may grant NSOs, ISOs, or any combination of the two. ISOs shall be granted in accordance with Section 15(a) of the Plan.

b. Option Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the type of Option granted, the Option price, the exercise date, the term of the Option, the number of Shares to which the Option pertains, and such other terms and conditions (which need not be identical among Participants) as the Administrator shall determine in its sole discretion. If the Award Agreement does not specify that the Option is to be treated as an ISO, the Option shall be deemed a NSO.

c. Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be no less than the Fair Market Value per Share on the Grant Date, provided, however, that the per Share exercise price for Optioned Shares that the Board intended to be granted prior to December 31, 2007 to Service Providers employed by the Company’s subsidiaries on December 31, 2007 but that have a Grant Date after December 31, 2007 but prior to April 30, 2008 because of delay in Board consideration, approval and adoption of the Plan until early 2008, may be $1.25 per Share (the price at which the Company issued Shares in its most recent prior 2007 negotiated private placement), notwithstanding that such exercise price may be less than the Fair Market Value per Share on the Grant Date.

d. Term of Options. The term of each Option will be stated in the Award Agreement. Unless terminated sooner in accordance with the remaining provisions of this Section 6, each Option shall expire either ten (10) years after the Grant Date, or after a shorter term as may be fixed by the Board.

e. Time and Form of Payment.

i. Exercise Date. Each Award Agreement shall specify how and when Shares covered by an Option may be purchased. The Award Agreement may specify waiting periods, the dates on which Options become exercisable or “vested” and, subject to the termination provisions of this section, exercise periods. The Administrator may accelerate the exercisability of any Option or portion thereof.

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ii.  Exercise of Option. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (1) notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with all applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan (together with all applicable withholding taxes). Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13.

iii. Payment. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

(1) cash;

(2) check;

(3) to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

(4) other Shares, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

(5) to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time;

(6) by asking the Company to withhold Shares from the total Shares to be delivered upon exercise equal to the number of Shares having a value equal to the aggregate Exercise Price of the Shares being acquired;

(7) any combination of the foregoing methods of payment; or

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(8) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

f. Forfeiture of Options. All unexercised Options shall be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

7.	Restricted Stock.

a. Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b. Restricted Stock Award Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

c.  Vesting Conditions and Other Terms.

i. Vesting Conditions. The Administrator, in its sole discretion, may impose such conditions on the vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Administrator may, in its discretion, also provide for such complete or partial exceptions to an employment or service restriction as it deems equitable.

ii. Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

iii. Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

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iv. Transferability. Except as provided in this Section, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

d. Removal of Restrictions. All restrictions imposed on Shares of Restricted Stock shall lapse and the Period of Restriction shall end upon the satisfaction of the vesting conditions imposed by the Administrator. Vested Shares of Restricted Stock will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred.

e. Forfeiture of Restricted Stock. On the date set forth in the Award Agreement, the Shares of Restricted Stock for which restrictions have not lapsed will be forfeited and revert to the Company and again will become available for grant under the Plan.

8.	Restricted Stock Units.

a. Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b. Restricted Stock Units Award Agreement. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the number of Restricted Stock Units granted, vesting criteria, form of payout, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c. Vesting Conditions. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion. At any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

d. Time and Form of Payment. Upon satisfaction of the applicable vesting conditions, payment of vested Restricted Stock Units shall occur in the manner and at the time provided in the Award Agreement, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred. Except as otherwise provided in the Award Agreement, Restricted Stock Units may be paid in cash, Shares, or a combination thereof at the sole discretion of the Administrator. Restricted Stock Units that are fully paid in cash will not reduce the number of Shares available for issuance under the Plan.

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e. Forfeiture of Restricted Stock Units. All unvested Restricted Stock Units shall be forfeited to the Company on the date set forth in the Award Agreement and again will become available for grant under the Plan.

9.	Stock Appreciation Rights.

a. Grant of SARs. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant SARs to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b. Award Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares underlying the SAR grant, the term of the SAR, the conditions of exercise, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c. Exercise Price and Other Terms. The per Share exercise price for the exercise of an SAR will be no less than the Fair Market Value per Share on the Grant Date.

d. Time and Form of Payment of SAR Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount no greater than: (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (ii) the number of Shares with respect to which the SAR is exercised. An Award Agreement may provide for a SAR to be paid in cash, Shares of equivalent value, or a combination thereof.

e. Forfeiture of SARs. All unexercised SARs shall be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

10.	Performance Units and Performance Shares.

a. Grant of Performance Units and Performance Shares. Performance Units or Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

b. Award Agreement. Each Award of Performance Units and Shares will be evidenced by an Award Agreement that will specify the initial value, the Performance Period, the number of Performance Units or Performance Shares granted, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c. Value of Performance Units and Performance Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the Grant Date. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the Grant Date.

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d. Vesting Conditions and Performance Period. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals or any other basis determined by the Administrator in its discretion.

e. Time and Form of Payment. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of vested Performance Units or Performance Shares by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. Vested Performance Units or Performance Shares will be paid as soon as practicable after the expiration of the applicable Performance Period, but in no event later than the 15th day of the third month following the end of the year the applicable Performance Period expired. An Award Agreement may provide for the satisfaction of Performance Unit or Performance Share Awards in cash or Shares (which have an aggregate Fair Market Value equal to the value of the vested Performance Units or Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

f. Forfeiture of Performance Units and Performance Shares. All unvested Performance Units or Performance Shares will be forfeited to the Company on the date set forth in the Award Agreement, and again will become available for grant under the Plan.

11.
Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as required by Applicable Laws, vesting of Awards will be suspended during any unpaid leave of absence. An Employee will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.

12.
Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

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13.	Adjustments; Dissolution or Liquidation; Merger or Change in Control.

a. Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall appropriately adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

b. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

c. Change in Control. In the event of a merger or Change in Control, any or all outstanding Awards may be assumed by the successor corporation, which assumption shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to vesting requirements and repurchase restrictions no less favorable to the Participant than those in effect prior to the merger or Change in Control.

In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

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For the purposes of this Section 13(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a SAR upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or SAR or upon the payout of a Restricted Stock Unit, Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Restricted Stock Units and Performance Units, the number of implied shares determined by dividing the value of the Restricted Stock Units and Performance Units, as applicable, by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

14.	Tax Withholding.

a. Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes required by Applicable Laws to be withheld with respect to such Award (or exercise thereof).

b. Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

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15.	Provisions Applicable In the Event the Company or the Service Provider is Subject to U.S. Taxation.

a.	Grant of Incentive Stock Options. If the Administrator grants Options to Employees subject to U.S. taxation, the Administrator may grant such Employee an ISO and the following terms shall also apply:

i. Maximum Amount. Subject to the provisions of Section 13, to the extent consistent with Section 422 of the Code, not more than an aggregate of five million (5,000,000) Shares may be issued as ISOs under the Plan.

ii. General Rule. Only Employees shall be eligible for the grant of ISOs.

iii.  Continuous Employment. The Optionee must remain in the continuous employ of the Company or its Subsidiaries from the date the ISO is granted until not more than three months before the date on which it is exercised. A leave of absence approved by the Company may exceed ninety (90) days if reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any ISO held by the Optionee will cease to be treated as an ISO.

iv.  Award Agreement.

(1) The Administrator shall designate Options granted as ISOs in the Award Agreement. Notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), Options will not qualify as an ISO. For purposes of this section, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(2) The Award Agreement shall specify the term of the ISO. The term shall not exceed ten (10) years from the Grant Date or five (5) years from the Grant Date for Ten Percent Owners.

(3) The Award Agreement shall specify an exercise price of not less than the Fair Market Value per Share on the Grant Date or one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date for Ten Percent Owners.

(4) The Award Agreement shall specify that an ISO is not transferable except by will, beneficiary designation or the laws of descent and distribution.

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v. Form of Payment. The consideration to be paid for the Shares to be issued upon exercise of an ISO, including the method of payment, shall be determined by the Administrator at the time of grant in accordance with Section 6(e)(iii).

vi. “Disability”, for purposes of an ISO, means total and permanent disability as defined in Section 22(e)(3) of the Code.

vii.  Notice. In the event of any disposition of the Shares acquired pursuant to the exercise of an ISO within two years from the Grant Date or one year from the exercise date, the Optionee will notify the Company thereof in writing within thirty (30) days after such disposition. In addition, the Optionee shall provide the Company with such information as the Company shall reasonably request in connection with determining the amount and character of Optionee’s income, the Company’s deduction, and the Company’s obligation to withhold taxes or other amounts incurred by reason of a disqualifying disposition, including the amount thereof.

b.
Performance-based Compensation. If the Company pays salaries for which it claims deductions that are subject to the Code section 162(m) limitation on its U.S. tax returns, then the following terms shall be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Code Section 162(m):

i. Outside Directors. The Board shall consider in selecting the Administrator and the membership of any committee acting as Administrator the provisions regarding “outside directors” within the meaning of Code Section 162(m).

ii.  Maximum Amount.

(1) Subject to the provisions of Section 13, the maximum number of Shares that can be awarded to any individual Participant in the aggregate in any one fiscal year of the Company is one million (1,000,000) Shares;

(2) For Awards denominated in Shares and satisfied in cash, the maximum Award to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of one million (1,000,000) Shares on the Grant Date; and

(3) The maximum amount payable pursuant to any cash Awards to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of one million (1,000,000) Shares on the Grant Date.

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iii. Performance Criteria. All performance criteria must be objective and be established in writing prior to the beginning of the performance period or at later time as permitted by Code Section 162(m). Performance criteria may include alternative and multiple performance goals and may be based on one or more business and/or financial criteria. In establishing the performance goals, the Committee in its discretion may include one or any combination of the following criteria in either absolute or relative terms, for the Company or any Subsidiary:

(1)                                  Increased revenue;

(2)                                 Net income measures (including but not limited to income after capital costs and income before or after taxes);

(3)                                  Stock price measures (including but not limited to growth measures and total stockholder return);

(4)                                 Market share;

(5)                                  Earnings per Share (actual or targeted growth);

(6)                                    Earnings before interest, taxes, depreciation, and amortization (“EBITDA”);

(7)                                 Cash flow measures (including but not limited to net cash flow and net cash flow before financing activities);

(8)                                     Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);

(9)                                     Operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes, and production efficiency);

(10)                                  Expense measures (including but not limited to overhead cost and general and administrative expense);

(11)                                     Margins;

(12)                               Stockholder value;

(13)                                 Total stockholder return;

(14)                                 Proceeds from dispositions;

(15)                                 Production volumes;

(16)                                    Total market value; and

(17)                                  Corporate values measures (including but not limited to ethics compliance, environmental, and safety).

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c.
Stock Options and SARs Exempt from Code section 409A. If the Administrator grants Options or SARs to Employees subject to U.S. taxation the Administrator may not modify or amend the Options or SARs to the extent that the modification or amendment adds a feature allowing for additional deferral within the meaning of Code section 409A.

16.
No Effect on Employment or Service. Neither the Plan nor any Award will confer upon any Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company or any Parent or Subsidiary of the Company, nor will they interfere in any way with the Participant's right or the Company's or its Parent’s or Subsidiary’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.
Effective Date. The Plan’s effective date is the date on which it is adopted by the Board, so long as it is approved by the Company’s stockholders at any time within 12 months of such adoption. Upon approval of the Plan by the stockholders of the Company, all Awards issued pursuant to the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year before or after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

18.
Term of Plan. The Plan will terminate 10 years following the earlier of (i) the date it was adopted by the Board or (ii) the date it became effective upon approval by stockholders of the Company, unless sooner terminated by the Board pursuant to Section 19.

19.	Amendment and Termination of the Plan.

a. Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

b. Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

c. Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.	Conditions Upon Issuance of Shares.

a. Legal Compliance. The Administrator may delay or suspend the issuance and delivery of Shares, suspend the exercise of Options or SARs, or suspend the Plan as necessary to comply Applicable Laws. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

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b. Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.
Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.
Repricing Prohibited; Exchange And Buyout of Awards. The repricing of Options or SARs is prohibited without prior stockholder approval. The Administrator may authorize the Company, with prior stockholder approval and the consent of the respective Participants, to issue new Option or SAR Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time repurchase Options with payment in cash, Shares or other consideration, based on such terms and conditions as the Administrator and the Participant shall agree.

23.	Governing Law. The Plan and all Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

Adopted by the Board of Directors on April 23, 2008

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